SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported:)  May 15, 1996
                                                _________________



                  Chevy Chase Master Credit Card Trust II
             __________________________________________________
             (Exact name of registrant as specified in charter)





      Maryland                    33-99334          52-0897004
_________________________       ____________    ________________
(State or other jurisdiction of (Commission     (I.R.S. Employer
incorporation or organization)   File No.)     Identification No)


            C/O CHEVY CHASE BANK, F.S.B.
            8401 Connecticut Avenue
            Chevy Chase, Maryland                       20815
     ________________________________________        __________
     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code  (301)986-7000
                                                    _____________


                            Not Applicable
_________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report.)






     Item 5.  Other Events

              None.




  Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

  Exhibit 99.1  Monthly Report to Certificateholders dated
                May 15, 1996 for Series 1995-A and Series 1995-C.




                                Signatures

          Pursuant to the requirements of the Securities Exchange
  Act of 1934, the registrant has caused this report to be signed on behalf of the Chevy Chase Master Credit Card Trust by the undersigned thereunto duly authorized.


                         Chevy Chase Master Credit Card Trust II

                         By:   Chevy Chase Bank, F.S.B.
                         Originator of the Trust and Servicer



     Dated:   May 15, 1996  By:     Mark A. Holles
                               _____________________________
                                    Mark A. Holles
                                    Vice President